UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2026

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400
Stamford
Connecticut	06901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 1, 2026, Keiji Okuno resigned as a member of the Board of Directors (the “Board”) of Aircastle Limited (the “Company”). Mr. Okuno has been a Director of the Company since September 2022 and was also a member of the Audit and Investment Committees of the Board.
Effective April 1, 2026, Yasuhiko Hashimoto has become a member of the Board, as well as the Audit and Compensation Committees. Mr. Hashimoto was nominated to the Board by Mizuho Leasing Company Limited (“Mizuho Leasing”) and appointed as Director as set forth in the Company's Bye-Laws.
Mr. Hashimoto serves as Managing Executive Officer at Mizuho Leasing. He joined Mizuho Leasing in June 2021 as an Executive Officer and has since held successive leadership roles, overseeing key global business initiatives and transportation assets. Prior to joining Mizuho Leasing, he has a distinguished career spanning over 30 years at Mizuho Bank, Ltd. His extensive executive experiences at Mizuho Bank include serving as Executive Officer and Head of the Global Products Unit, Head of the Global Corporate Division in Tokyo, and Deputy Head of EMEA based in London. Throughout his career, he has held numerous senior positions specializing in structured finance, project finance, and global corporate banking across major financial hubs including London, New York, Houston, and Tokyo. He holds an MBA from the Stern School of Business at New York University and a Bachelor of Law degree from the University of Osaka.
Mr. Hashimoto will not receive any compensation from the Company for his service as a director.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Sarah Clarkin
Sarah Clarkin
Chief Legal Officer and Secretary
Date: April 1, 2026